united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 12/31

Date of reporting period: 12/31/17

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

December 31, 2017

The Altegris Mutual Funds

Each a Series of Northern Lights Fund Trust

Annual Report

ADVISED BY
Altegris Advisors, L.L.C.
1200 Prospect Street
Suite 400
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

ALTEGRIS/AACA Opportunistic Real Estate Fund 1

January 1, 2017 – December 31, 2017

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of 23.60%, 24.01%, and 23.69%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return (TR) Index, and S&P 500 Total Return (TR) Index returned 9.84% and 21.83%, respectively. The Fund’s net assets under management totaled approximately $294 million as of December 31, 2017.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review

January 1, 2017 – December 31, 2017

			Quarterly Returns
	1-Year	Since Inception*	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Class A (NAV)	23.60%	13.28%	8.94%	2.72%	1.63%	8.69%
Class A (max load)**	16.52%	12.31%	2.67%	-3.22%	-4.20%	2.47%
Class I (NAV)	24.01%	13.43%	9.01%	2.78%	1.77%	8.76%
Class N (NAV)	23.69%	13.28%	9.00%	2.65%	1.70%	8.70%
Dow Jones US Real Estate TR Index	9.84%	9.64%	2.57%	1.13%	2.59%	3.22%
S&P 500 TR Index	21.83%	13.29%	6.64%	4.48%	3.09%	6.07%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 3.40% for Class A, 3.15% for Class I and 3.40% for Class N per the Fund’s prospectus dated May 1, 2017.

The Altegris/AACA Opportunistic Real Estate Fund is a newly registered mutual fund. It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AACA in the same style, and pursuant to substantially identical real estate long short strategies, investment goals and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

[1]	Effective September 8, 2016 the fund changed its name from the Altegris/AACA Real Estate Long Short Fund to the Altegris/AACA Opportunistic Real Estate Fund.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership), and is net of applicable management fees, performance fees and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2018, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to more closely align with the investment objectives of the fund. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations2, and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures similar to an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another, and AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

[2]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods, and is not based on any nationally recognized rating entity or real estate value standards.

Drivers of Fund Performance

2017 was a year of relative stability in the real estate securities markets with real estate stocks trading in a modest range. The Dow Jones US Real Estate Total Return Index provided a return of 9.84% and the Morningstar Real Estate Category average return was 6.22% The Fund performed well with a total return of 23.60%. The Fund’s 3 year performance is the top Morningstar Real Estate Category over the period, and second over the period of the last on year. The drivers of fund performance are detailed later in this letter, but generally related to: the internet of things, e-commerce, communications-aided data centers, telecommunications towers, and fiber optics. These are overweight segments for the fund that proved to be a headwind to traditional retail real estate (malls, strip centers and outlet centers), which we had essentially no exposure to during the year. Politically almost nothing happened until the last quarter of the year when the administration passed the new tax code; although to be fair the regulatory environment and the Federal Government’s basic attitude toward business improved the day Trump was inaugurated. For all the bluster, almost every business owner in the U.S. will tell you that the regulatory elements of the prior administration were smothering, capricious, biased and slow to act. Basically the Obama administration considered business to be a combination of the ‘enemy’ and or a source of campaign contributions (not a partner for growth). Global economies also picked up a bit of steam and our investments in global infrastructure (hydro-electric, rail, air and water ports, toll roads, and electrical distribution) all fared well increasing demand. Four of the top five contributors to performance fall into these two themes. We think 2018 looks like 2017 with the notable increase in both GNP and interest rates and an accompanying decrease in unemployment and an increase in labor inflation. The portfolio is geared well for this type of environment and should withstand rising rates through a combination of interest rate hedges and ownership of companies with strong pricing power.

Figure 2: Performance Attribution by Segment | January 1, 2017 – December 31, 2017

Asset Managers
Cell Towers
Data Centers
Diversified
Excess Mortgage Servicing Rights
Gaming
Health Care
Industrial
Infrastructure
Interest Rate and Credit Spreads
Lab Space
Manufactured Homes
Multifamily
Office
Retail
Single Family Rental
Ski Areas
Storage
Student Housing
Water
0.17%
4.86%
6.61%
2.57%
1.71%
1.94%
0.59%
-0.53%
1.78%
0.03%
0.94%
1.18%
0.08%
0.10%
-0.95%
0.55%
0.11%
0.92%
-0.05%
0.94%
-8%
-4%
0%
4%
8%

The Fund’s top five attributors this year were: Drive Shack (DS), CoreSite (COR), Cyrusone (CONE), Brookfield Infrastructure Partners (BIP), and American Tower (AMT)

Drive Shack (“DS”) (Golf) — DS is a Fortress company that invests in and manages a variety of real estate related investments including debt securities and golf properties. The company is winding down its debt portfolio and expects to re-deploy the assets into both traditional golf courses (they have 78 currently) and new concept golf entertainment facilities which are a combination of food and beverage and high end driving range. They are currently working out the final details of a Joint Venture with Taylor Made: a private, well respected golf equipment manufacturer. The company has five sites under development currently. This stock has rallied as we near the opening date of the first Drive Shack location expected in Q1 2018. We remain constructive on the outlook.

CoreSite (“COR”) (Data Centers) — COR owns, operates, and develops high quality data centers in eight strategic markets across the United States. COR offers colocation and interconnection solutions for networks, cloud and information technology service providers and enterprise companies spanning a range of industries. COR and the Data Centers sector continue to perform well due to the strong “Internet of Things” trend.

Cyrusone (“CONE”) (Data Centers) — CONE owns and develops purpose built high-quality data centers leased to Fortune 1000 users. The company, in our opinion, has a unique development approach called ‘massively modular’, which allows it to scale development more accurately to leasing speed. They also have a unique approach to selling electrical capacity to different types of users with different redundancy needs. CONE and the Data Centers sector continue to perform well due to the strong “Internet of Things” trend.

Brookfield Infrastructure Partners (“BIP”) (Infrastructure) — BIP owns and operates utilities, transport and energy businesses in North and South America, Australasia and Europe. We believe BIP’s business to be both defensive and to have good growth prospects both of which may explain the stock’s strong performance relative to the real estate index in the quarter.

American Tower (“AMT”) (Cell Towers) — AMT is the largest and most diverse cell tower operator in the world, with a portfolio of about 100,000 sites across 14 countries. AMT has been the most aggressive operator in international expansion with about 1/3 of revenue coming from outside the US. International markets are typically 5-10 years behind the US market in carrier investment and mobile penetration and as such, international markets have been growing faster than domestic markets over the past few years. AMT targets AFFO growth in mid-teens (organic growth is high-single digit returns the rest from acquisitions) and a robust underwriting discipline can generate long-term value for shareholders.

The portfolio’s top five detractors this year were: 13 Holdings (XIII), Macquarie Infrastructure (MIC) Federal Realty (FRT), Tubman Centers (TCO), and short Tier REIT (TIER)

13 Holdings (“XIII”) (Gaming) — XIII is a Macau based gaming company developing a parcel of land situated on the Cotai Strip. The XIII project will encompass an ultra-luxurious hotel and casino as well as a lifestyle experience, including the first Michelin 3-Star Parisian restaurant in Macau, and a collection of exclusive retailers. The Company has faced a funding shortfall which has delayed the scheduled opening. We have exited the position in anticipation of increased funding risk.

Macquarie Infrastructure (“MIC”) (Infrastructure) — MIC owns and operates infrastructure projects that provide critical services through four business segments: International-Matex Tank Terminals (liquid/gas tank terminals), Atlantic Aviation (airports), Contracted Power (power generation and transmission) and MIC Hawaii (gas and power in Hawaii). The stock consolidated over the quarter, but we remain constructive on the outlook for MIC and the infrastructure sector.

Federal Realty Trust (“FRT”) (Retail) — FRT specializes in the ownership, management and redevelopment of almost 100 retail and mixed-use properties located primarily in affluent communities in selected metropolitan markets in the Northeast and Mid-Atlantic regions of the United States, as well as in California and South Florida. We believe FRT’s drug and grocery anchored shopping centers are the best portfolio owned by a public company. However, the entire retail sector has struggled recently with weak sales as ecommerce continues to take a larger percentage of retail sales. We are significantly underweighted to retail in both open air centers and malls. We are mindful that Sears and JC Penney continue to struggle and large swaths of retailers are closing the portions of their footprint that are in the bottom percentages. Over long periods of time this may prove to be a tide too difficult to swim against and have since exited the position.

Taubman Centers (“TCO”) (Retail) — TCO owns, develops and manages regional shopping malls. TCO has the highest quality mall portfolio (as measured by sales per square foot), consisting of 23 malls in the United States and recent expansions into Puerto Rico, South Korea, and China. The Company’s Puerto Rico asset has been slow to ramp and this has placed a cloud on all international developments. We believe TCO is perhaps one of the best mall companies, however the entire retail sector has struggled recently with weak sales as e-commerce continues to take a larger percentage of retail sales and have therefore exited the position. See FRT above for additional color.

Short Tier REIT (“TIER”) — TIER is a Dallas-based office REIT with geographic exposure primarily in Texas. We believe office is a generic property type which is easy to build and will get oversupplied in these markets. This short position moved against us in the year as the overall market rallied.

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees and an expense for Class A. Past performance is not indicative of future results.

Outlook

The fourth quarter of 2017 may prove to be a pivot point in the pace of economic growth. As you surely know, the Administration passed a widespread tax overhaul, which, in broad strokes: 1) encourages repatriation of US capital sitting overseas 2) reduces corporate tax rates and 3) streamlines and slightly reduces personal taxes. While this is a gross simplification, we believe at the margin this will move US GNP growth from mid-2% to perhaps mid 3%. As a result, it is more likely than not that interest rates rise and inflation picks up. While generic low-growth-high-yield real estate may struggle in a rising interest rate environment, our portfolio is constructed predominantly of specialized high-growth-low-yield real estate that stands to benefit from rising rates driven by economic growth. The only other driver of rising rates besides economic growth is inflation which is historically the best friend of real assets like gold and real estate as it creates real asset price appreciation. Lastly, we would remind our investors that unlike the majority of long-only real estate funds, we are able to short and have 20% of the portfolio hedged against rising interest rates.

If our hunch that economic growth may re-accelerate from here pans out, real estate with secular growth should be a prime beneficiary. We remain focused on sectors with strong same store net operating income growth potential. The portfolio (as always) is constructed with companies that have secular growth opportunities, few competitors and structural barriers to entry for new companies; this includes data centers and cell phone towers. According to IBM, 90% of the data in the world today was created in the last two years. As we look at new applications – everything from self-driving cars to smart fabrics – we see no break in this trend or investment opportunity. We have increased our exposure to infrastructure as well this year. Generally speaking, infrastructure projects are long term assets (toll roads, pipelines, energy distribution, airport and sea ports etc.) with long term, inflation indexed cash flows. We have added gaming to our focus areas as Macau has re-accelerated to historical growth rates now that the PRC’s crackdown on “corruption” has waned. We see sustained growth in gross gaming revenue in Macau of 15%+ for the next several years.

We are wary of low cap rate sectors with modest and declining same store NOI growth where potentially rising cap rates may crimp NAV and at the same time reported or projected FFO growth will be declining. Apartments, malls, net lease and Industrials are at the top of the list, and these will remain underweight or the source of short ideas.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

January 1, 2017 – December 31, 2017

Fund Performance Summary

As shown in Figure 1, the Altegris Multi-Strategy Alternative Fund’s (the “Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the 12-month period of 6.84%, 7.06%, and 6.83%, respectively. Meanwhile, the S&P 500 Total Return (TR) Index, HFRI Fund of Funds Composite Index and HFRX Global Hedge Fund Index returned 21.83%, 7.73%, and 5.99%, respectively. The Fund’s net assets under management totaled approximately $22 million as of December 31, 2017.

Figure 1: Altegris Multi-Strategy Alternative Fund Performance Review

January 1, 2017 – December 31, 2017

			Quarterly Returns
		Since
	1-Year	Inception*	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Class A (NAV)	6.84%	1.34%	3.08%	1.00%	1.12%	1.48%
Class A (max load)**	0.64%	0.11%	-2.80%	-4.82%	-466%	-4.40%
Class I (NAV)	7.06%	1.61%	3.07%	1.11%	1.12%	1.59%
Class N (NAV)	6.83%	1.41%	3.07%	1.00%	1.12%	1.48%
S&P 500 TR Index	21.83%	14.83%	6.64%	4.48%	3.09%	6.07%
HFRI Fund of Funds Composite Index	7.73%	3.62%	2.02%	2.32%	0.81%	2.38%
HFRX Global Hedge Fund Index	5.99%	1.70%	1.50%	1.83%	0.88%	1.66%

*	The inception date is 2/28/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio is 3.81% for Class A, 3.56% for Class I and 3.81% for Class N per the Fund’s prospectus dated May 1, 2017.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2018, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 0.85%, 0.60%, and 0.85% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor when making you investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Fund Overview

The Altegris Multi-Strategy Alternative Fund seeks to achieve long-term capital appreciation and absolute returns by following a flexible allocation strategy that allocates across three distinct alternative strategies: Alternative Equity, Alternative Fixed Income and Macro (inclusive of managed futures).

Target allocations at year end 2017 were as follows: 35% to Alternative Fixed Income (Western), 35% to Macro (17.5% to the Altegris Futures Evolution Strategy and 17.5% to the Altegris GSA Trend Strategy), and 30% to Alternative Equity (CRM).

Figure 2: Strategy Target Allocation | As of December 31, 2017

Drivers of Fund Performance

Alternative Equity

CRM Long/Short Opportunities generated moderate positive performance for the year. The environment in 2017 did not entirely favor CRM’s mostly value and “event driven” style of investment on the long side and resulted in more struggles on the short side to close out the year. The persistence of the “Trump trade” was mostly a headwind for the portfolio as domestic, high-tax paying, and cyclical companies rallied strongly. Banks, small caps and cyclicals all had enormous runs in the back half of the month. This not only made shorting difficult, but it also pressured CRM’s mostly idiosyncratic and value type longs to outshine in a cyclicals and high beta led market environment.

Alternative Fixed Income

The Western Asset Macro Opportunities strategy delivered strong, positive results in 2017. Performance was driven by broad gains across duration positioning, emerging markets exposure, and continued performance from high yield exposures. Western remains optimistic that modestly positive global growth is sustainable but maintains a cautious approach as meaningful global monetary shifts are taking shape. We remain convicted in Western’s ability to tactically navigate the diverse global backdrop and political uncertainties in 2018.

Macro / Managed Futures

Both the SG CTA Index (diversified managed futures) and SG Trend Index (trend only managed futures) were up for the year, at 2.34 and 1.93%, respectively. The macro strategy was the biggest contributor to Fund as the underlying programs were able to capitalize on a friendly environment for systematic managers, in the fourth quarter especially. In addition to the trends in equity index futures, managers were also able to generate gains on rising copper prices and falling natural gas prices.

Figure 5: Performance Attribution by Manager | January 1, 2017 – December 31, 2017

Outlook

While there remain few obvious catalysts for a change in market conditions to a negative outlook, there are key risks that could usher in a long overdue correction. We view investor complacency brought on by the unprecedented lack of volatility as the first key risk. Bull markets tend to end with a burst of euphoria, luring in the most reluctant buyers during the final stages. We do not believe the markets have arrived there yet, but see signs of speculative fervor present in markets - most obviously in cryptocurrencies and everything blockchain. The second key risk is geopolitical in nature, specifically challenges related to North Korea, NAFTA, trade wars, Iran, and cybersecurity, to name just a few. Finally, the third key risk is potentially the largest-sized bubble of them all - global sovereign bonds - where at least $8 trillion continues to offer negative yields. We think that yields will finally rise this year in tandem with the Fed’s rate rise plan and the beginning of quantitative tightening both here and in Europe. There is no sign of recession on the horizon and we are not calling an end to the charging bull, but we do believe that investors will be faced with more portfolio challenges in 2018. We believe that those challenges will be best met by thoughtful diversification.

Sincerely,

Edgardo Goldaracena, CFA	Antolin Garza
Senior Research Analyst	Senior Research Analyst
Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities.

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index, and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991 with a base value of 100.

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments, and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged.

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds.

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical).

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1035-NLD-1/26/2018

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ended December 31, 2017, compared to its benchmarks:

		Annualized
				Since Inception	Fund Inception
	One Year	Three Year	Five Year	February 1, 2011	January 9, 2014
Altegris/AACA Opportunistic Real Estate Fund - Class A	23.60%	11.47%	N/A	N/A	15.29%
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	16.52%	9.31%	N/A	N/A	13.58%
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	24.01%	11.75%	13.72%	13.43%	15.55%
Altegris/AACA Opportunistic Real Estate Fund - Class N	23.69%	11.48%	N/A	N/A	15.29%
S&P 500 Total Return Index ****	21.83%	11.41%	15.79%	13.29%	12.20%
Dow Jones US Real Estate Total Return Index *****	9.84%	6.46%	9.34%	9.64%	11.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2017, are 3.40%, 3.15%, and 3.40% for Class A, Class I and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 1, 2011 – December 31, 2017

Past performance is not necessarily indicative of future results.

Past performance is not necessary indicative of future results.

Top Ten Holdings by Industry as of December 31, 2017*	% of Net Assets
Diversified	34.0%
Lodging	16.1%
Electric	11.8%
Warehouse	9.4%
Manufactured Homes	6.1%
Office Property	6.0%
Leisure Time	6.0%
Commercial Services	5.8%
Storage	4.8%
Agriculture	4.8%
Securities sold short and liabilities in excess of assets	(4.8)%
100.0%

*	The holdings by industry detailed does not include derivative and short exposure.

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed listing analysis of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	COMMON STOCK - 117.2%
	AGRICULTURE - 4.8%
985,332	Cadiz, Inc. * +	$14,040,981

	COMMERCIAL SERVICES - 5.8%
266,399	Macquarie Infrastructure Corp. +	17,102,816

	ELECTRIC- 11.8%
386,317	Brookfield Infrastructure Partners LP	17,310,865
500,200	Brookfield Renewable Partners LP	17,461,982
		34,772,847
	ENTERTAINMENT - 0.1%
1,000	Vail Resorts, Inc. +	212,470

	LEISURE TIME - 6.0%
3,170,617	Drive Shack, Inc.	17,533,512

	LODGING - 16.1%
164,000	Las Vegas Sands Corp. +	11,396,360
500,104	MGM Resorts International +	16,698,473
114,000	Wynn Resorts Ltd. +	19,219,260
		47,314,093
	REITS-APARTMENTS - 4.0%
498,863	Invitation Homes, Inc. +	11,758,205

	REITS-DIVERSIFIED - 34.0%
152,000	American Tower Corp.	21,685,840
124,500	CoreSite Realty Corp.	14,180,550
159,400	Crown Castle International Corp. +	17,694,994
34,380	Equinix, Inc. +	15,581,704
1,253,100	New Residential Investment Corp.	22,405,428
51,279	SBA Communications Corp. - Class A * +	8,376,937
		99,925,453
	REITS-HEALTH CARE - 4.5%
120,000	Healthcare Realty Trust, Inc. +	3,854,400
309,000	Healthcare Trust of America, Inc. - Class A +	9,282,360
		13,136,760
	REITS-MANUFACTURED HOMES - 6.1%
76,300	Equity Lifestyle Properties, Inc.	6,792,226
119,700	Sun Communities, Inc. +	11,105,766
		17,897,992
	REITS-OFFICE PROPERTY - 6.0%
115,000	Alexandria Real Estate Equities, Inc.	15,017,850
20,000	Boston Properties, Inc.	2,600,600
		17,618,450
	REITS-STORAGE - 4.8%
66,200	Extra Space Storage, Inc.	5,789,190
309,481	National Storage Affiliates Trust +	8,436,452
		14,225,642
	REITS-WAREHOUSE - 9.4%
239,700	CyrusOne, Inc.	14,269,341
246,200	QTS Realty Trust, Inc. +	13,334,192
		27,603,533

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2017

Shares		Value
	TELECOMMUNICATIONS - 3.8%
468,149	GDS Holdings Ltd. - ADR *+	$10,547,397
39,592	Switch, Inc. +	720,179
		11,267,576

	TOTAL COMMON STOCK (Cost - $284,736,187)	344,410,330

		Dividend Rate (%)	Maturity Date
	PREFERRED STOCK - 0.0%^
	LEISURE TIME - 0.0%^
1,000	Drive Shack, Inc. (Cost - $24,728)	8.375	Perpetual	25,390

	TOTAL INVESTMENTS - 117.2% (Cost - 284,760,915) (a)			$344,435,720
	LIABILITIES IN EXCESS OF OTHER ASSETS - (17.2)%			(50,443,474)
	NET ASSETS - 100.0%			$293,992,246

	SECURITIES SOLD SHORT - (19.5)%
	COMMON STOCK - (7.0)%
	REITS-DIVERSIFIED - (1.6)%
(331,390)	Whitestone REIT			(4,775,330)

	REITS -OFFICE PROPERTY - (2.9)%
(300,000)	Mack-Cali Realty Corp.			(6,468,000)
(100,034)	Tier REIT, Inc.			(2,039,693)
				(8,507,693)
	REITS - SHOPPING CENTERS - (1.7)%
(150,000)	Weingarten Realty Investors			(4,930,500)

	REITS - WAREHOUSE - (0.8)%
(132,061)	Monmouth Real Estate Investment Corp.			(2,350,686)

	TOTAL COMMON STOCK (Proceeds - $19,333,719)			(20,564,209)

	EXCHANGE TRADED FUND - (12.5)%
	DEBT FUND - (12.5)%
(290,000)	iShares 20+ Year Treasury Bond ETF (Proceeds - $36,637,995)			(36,789,400)

ADR	American Depository Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

Pereptual	Perpetual bonds are fixed income instruments without defined maturity dates.

^	Represents less than 0.05%.

*	Non-income producing security.

+	All or part of the security was held as collateral for securities sold short as of December 31, 2017. These securities amounted to $146,302,730.

(a)	Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (excluding securities sold short) is $228,753,322 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$62,960,558
Unrealized Depreciation:	(4,631,771)
Net Unrealized Appreciation:	$58,328,787

See accompanying notes to financial statements.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2017

The Fund’s performance figures* for the periods ending December 31, 2017, compared to its benchmark:

		Annualized
			Since Inception
	One Year	Three Years	February 28, 2013
Altegris Multi-Strategy Fund - Class A	6.84%	0.44%	1.34%
Altegris Multi-Strategy Fund - Class A with load **	0.64%	(1.52)%	0.11%
Altegris Multi-Strategy Fund - Class N	6.83%	0.50%	1.41%
Altegris Multi-Strategy Fund - Class I	7.06%	0.70%	1.61%
HFRX Global Hedge Fund Index ***	5.99%	1.54%	1.70%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total operating expense ratio before fee waiver and expense reimbursement, per the Fund’s prospectus dated May 1, 2017, are 3.81%, 3.56% and 3.81% for Class A, Class I and Class N Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and contingent deferred sales charge of up to 1.00% on load-waived purchases of $1 million or more if redeemed within 18 months of purchase. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | February 28, 2013 – December 31, 2017
Past performance is not necessarily indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge 5.75%.

Holdings by type of investment as of December 31, 2017	% of Net Assets
Mutual Funds:
Asset Allocation Funds	33.0%
Debt Fund	32.0%
Alternative Fund	27.4%
Other Assets Less Liabilities	7.6%
100.0%

Please refer to the Portfolio of Investments that follows and the shareholder letter in this annual report for a detailed listing of the Fund’s holdings.

Altegris Multi-Strategy Alternative Fund
PORTFOLIO OF INVESTMENTS
December 31, 2017

Shares		Value
	MUTUAL FUNDS - 92.4%
	ALTERNATIVE FUND - 27.4%
587,778	CRM Long/Short Opportunities Fund - Institutional Class	$6,065,872

	ASSET ALLOCATION FUNDS - 33.0%
355,010	Altegris Futures Evolution Strategy Fund - Class I (a)	3,656,601
374,948	Altegris GSA Trend Strategy Fund - Class N * (a)	3,634,224
		7,290,825
	DEBT FUND - 32.0%
616,218	Western Asset Macro Opportunities Fund - Institutional Class	7,074,178

	TOTAL MUTUAL FUNDS (Cost - $19,574,995)	20,430,875

	TOTAL INVESTMENTS - 92.4% (Cost - $19,574,995) (b)	$20,430,875
	OTHER ASSETS LESS LIABILITIES - 7.6%	1,688,953
	NET ASSETS - 100.0%	$22,119,828

*	Non-income producing security.

(a)	Affiliated investment company.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,685,734 and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized Appreciation:	$745,141
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$745,141

Investments In Affiliates

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended December 31, 2017 were as follows:

					Net change in
					unrealized
				Net Realized	appreciation/		Dividend	Value of affiliates at
	Beginning Shares	Additions	Reductions	Gain/(Loss)	(depreciation)	Ending Shares	Income	December 31, 2017
Altegris Futures Evolution Strategy Fund	508,710	10,507	(164,207)	(243,696)	501,563	355,010	$70,934	$3,656,601
Altegris Managed Futures Strategy Fund	588,216	—	(588,216)	(404,790)	391,847	—	—	—
Altegris GSA Trend Strategy Fund	—	479,044	(104,096)	(53,793)	12,117	374,948	—	3,634,224

See accompanying notes to financial statements.

Statements of Assets and Liabilities
December 31, 2017

	Altegris/AACA	Altegris Multi-
	Opportunistic Real	Strategy Alternative
	Estate Fund	Fund
ASSETS
Investment in securities, at cost	$284,760,915	$12,403,733
Investment in affiliates, at cost	—	7,171,262
Investment in securities, at value	$344,435,720	$13,140,050
Investment in affiliates, at value	—	7,290,825
Cash and cash equivalents	5,294,898	1,744,987
Receivable for Fund shares sold	542,959	—
Dividends and interest receivable	1,664,036	—
Due from Advisor	—	3,475
Prepaid expenses and other assets	132,868	49,380
TOTAL ASSETS	352,070,481	22,228,717

LIABILITIES
Securities sold short, at value (proceeds $55,971,714 and $0, respectively)	57,353,609	—
Payable for fund shares redeemed	170,015	34,201
Investment advisory fees payable	364,149	—
Distribution fees (12b-1) payable	9,788	6,835
Audit fee payable	30,332	31,080
Legal fee payable	23,852	957
Printing fee payable	4,198	17,484
Payable to Related Parties	3,570	10,377
Accrued expenses and other liabilities	118,722	7,955
TOTAL LIABILITIES	58,078,235	108,889
NET ASSETS	$293,992,246	$22,119,828

Net Assets Consist Of:
Paid in capital	$237,394,198	$24,574,335
Undistributed net investment income	560,539	140,253
Accumulated net realized loss from security transactions	(2,255,400)	(3,450,640)
Net unrealized appreciation of investments	58,292,909	855,880
NET ASSETS	$293,992,246	$22,119,828

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$14,609,604	$706,234
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	912,109	75,395
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$16.02	$9.37
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$16.99	$9.94

Class I Shares:
Net Assets	$246,563,950	$2,952,644
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	15,358,104	314,036
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$16.05	$9.40

Class N Shares:
Net Assets	$32,818,692	$18,460,950
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,049,970	1,966,926
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$16.01	$9.39

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions.

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

See accompanying notes to financial statements.

Statements of Operations
For the Year Ended December 31, 2017

	Altegris/AACA	Altegris Multi-
	Opportunistic Real	Strategy Alternative
	Estate Fund	Fund

INVESTMENT INCOME
Dividends (Foreign Taxes Withheld $21,155 and $0, respectively)	$6,060,509	$273,377
Affiliated dividend income	—	70,934
Interest	68	—
TOTAL INVESTMENT INCOME	6,060,577	344,311

EXPENSES
Investment advisory fees	2,667,077	250,539
Short sale dividend expense	935,434	—
Interest expense	682,692	—
Distribution (12b-1) fees:
Class A	22,319	2,022
Class N	52,372	51,802
Registration fees	64,444	31,788
Administrative services fees	62,715	7,053
Transfer agent fees	46,031	33,281
Non 12b-1 shareholder servicing fees	42,640	5,001
Custodian fees	31,635	—
Legal fees	27,909	18,250
Professional fees	27,065	14,528
Audit fees	21,529	21,424
Accounting services fees	18,250	9,340
Printing and postage expenses	18,002	14,501
Trustees fees and expenses	17,706	14,528
Insurance expense	2,599	613
Other expenses	5,001	6,086
TOTAL EXPENSES	4,745,420	480,756

Less: Fees waived and expenses reimbursed by the Advisor	—	(276,698)
Plus: Recapture of fees previously waived by the Advisor	134,803	—
NET EXPENSES	4,880,223	204,058

NET INVESTMENT INCOME	1,180,354	140,253

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Unaffiliated investments	932,185	337,160
Affiliated investments	—	(702,279)
Options contracts written	705,896	—
Securities sold short	(1,561,941)	—
Distributions received from underlying investment companies	—	91,958
	76,140	(273,161)

Net change in unrealized appreciation from:
Unaffiliated investments	40,811,744	870,259
Affiliated investments	—	905,527
Options contracts written	779	—
Securities sold short	471,587	—
	41,284,110	1,775,786

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND SECURITIES SOLD SHORT	41,360,250	1,502,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,540,604	$1,642,878

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Altegris/AACA Opportunistic Real Estate Fund		Altegris Multi-Strategy Alternative Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

FROM OPERATIONS
Net investment income	$1,180,354	$330,328	$140,253	$959,068
Net realized gain/(loss) from investments, options written and securities sold short	76,140	(1,582,246)	(273,161)	(3,089,765)
Net change in unrealized appreciation on investments, options written and securities sold short	41,284,110	14,861,337	1,775,786	738,290
Net increase/(decrease) in net assets resulting from operations	42,540,604	13,609,419	1,642,878	(1,392,407)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(42,453)	(2,364)	—	(31,496)
Class I	(1,103,134)	(91,821)	—	(160,946)
Class N	(93,555)	(2,349)	—	(771,459)
From net realized gains:
Class A	—	—	—	(1,575)
Class I	—	—	—	(7,335)
Class N	—	—	—	(37,255)
From paid in capital:
Class A	—	(8,526)	—	—
Class I	—	(331,176)	—	—
Class N	—	(8,474)	—	—
Net decrease in net assets from distributions to shareholders	(1,239,142)	(444,710)	—	(1,010,066)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	11,451,142	1,770,977	175,358	280,611
Class I	120,887,373	20,779,684	937,012	9,657,658
Class N	28,995,343	5,573,095	4,318,246	16,036,270
Net asset value of shares issued in reinvestment of distributions:
Class A	40,720	9,376	—	32,050
Class I	768,712	295,760	—	90,760
Class N	90,823	10,598	—	261,664
Payments for shares redeemed:
Class A	(3,523,883)	(3,530,450)	(538,445)	(523,415)
Class I	(24,026,040)	(21,939,012)	(2,588,331)	(21,359,044)
Class N	(6,710,730)	(6,136,094)	(10,584,524)	(18,541,194)
Redemption fee proceeds:
Class A	254	66	10	44
Class I	4,754	1,553	—	187
Class N	2,403	90	192	1,002
Net increase/(decrease) in net assets from capital share transactions	127,980,871	(3,164,357)	(8,280,482)	(14,063,407)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	169,282,333	10,000,352	(6,637,604)	(16,465,880)

NET ASSETS
Beginning of Period	124,709,913	114,709,561	28,757,432	45,223,312
End of Period *	$293,992,246	$124,709,913	$22,119,828	$28,757,432
* Includes undistributed net investment income of:	$560,539	$300,287	$140,253	$—

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Altegris/AACA Opportunistic Real Estate Fund		Altegris Multi-Strategy Alternative Fund
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	776,564	143,153	19,074	30,621
Shares Reinvested	2,572	725	—	3,646
Shares Redeemed	(240,347)	(324,153)	(59,578)	(57,016)
Net increase/(decrease) in shares outstanding	538,789	(180,275)	(40,504)	(22,749)

Class I
Shares Sold	8,289,918	1,751,179	104,418	1,055,096
Shares Reinvested	48,438	22,931	—	10,314
Shares Redeemed	(1,688,654)	(1,832,633)	(287,473)	(2,307,410)
Net increase/(decrease) in shares outstanding	6,649,702	(58,523)	(183,055)	(1,242,000)

Class N
Shares Sold	1,998,748	448,804	478,887	1,767,784
Shares Reinvested	5,741	820	—	29,701
Shares Redeemed	(458,625)	(541,567)	(1,171,851)	(2,016,965)
Net increase/(decrease) in shares outstanding	1,545,864	(91,943)	(692,964)	(219,480)

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	(1)

Net asset value, beginning of year/period	$12.99	$11.56	$12.21	$10.00
Income from investment operations:
Net investment income (2)	0.06	0.01	0.07	0.15
Net realized and unrealized gain/(loss) on investments	3.02	1.45	(0.17)	2.52
Total from investment operations	3.08	1.46	(0.10)	2.67
Less distributions from:
Net investment income	(0.05)	(0.01)	(0.13)	(0.07)
Net realized gains	—	—	(0.42)	(0.39)
Return of capital	—	(0.02)	—	—
Total distributions	(0.05)	(0.03)	(0.55)	(0.46)
Redemption fees collected (3)	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$16.02	$12.99	$11.56	$12.21
Total return (4,5)	23.60%	12.65%	(0.60)%	27.09	% (6)
Net assets, at end of year/period (000s)	$14,610	$4,851	$6,402	$2,861
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	2.52%	3.38%	3.35%	3.17	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.73%	1.92%	1.92%	2.07	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	2.59%	3.31%	3.23%	2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.80%	1.80%	1.80%	1.80	% (9)
Ratio of net investment income to average net assets (10)	0.43%	0.11%	0.58%	1.30	% (9)
Portfolio Turnover Rate	34%	60%	70%	53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	(1)

Net asset value, beginning of year/period	$13.01	$11.57	$12.22	$10.00
Income from investment operations:
Net investment income (2)	0.09	0.04	0.03	0.11
Net realized and unrealized gain/(loss) on investments	3.02	1.45	(0.10)	2.59
Total from investment operations	3.11	1.49	(0.07)	2.70
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.16)	(0.09)
Net realized gains	—	—	(0.42)	(0.39)
Return of capital	—	(0.04)	—	—
Total distributions	(0.07)	(0.05)	(0.58)	(0.48)
Redemption fees collected (3)	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$16.05	$13.01	$11.57	$12.22
Total return (4,5)	24.01%	12.88%	(0.31)%	27.31	% (6)
Net assets, at end of year/period (000s)	$246,564	$113,313	$101,418	$67,341
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	2.27%	3.13%	3.10%	2.99	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.49%	1.67%	1.67%	1.89	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	2.34%	3.06%	2.98%	2.65	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.55%	1.55%	1.55%	1.55	% (9)
Ratio of net investment income to average net assets (10)	0.59%	0.31%	0.27%	1.00	% (9)
Portfolio Turnover Rate	34%	60%	70%	53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	(1)

Net asset value, beginning of year/period	$12.99	$11.56	$12.21	$10.00
Income from investment operations:
Net investment income/(loss) (2)	0.07	0.01	(0.01)	0.18
Net realized and unrealized gain/(loss) on investments	3.00	1.45	(0.09)	2.49
Total from investment operations	3.07	1.46	(0.10)	2.67
Less distributions from:
Net investment income	(0.05)	(0.01)	(0.13)	(0.07)
Net realized gains	—	—	(0.42)	(0.39)
Return of capital	—	(0.02)	—	—
Total distributions	(0.05)	(0.03)	(0.55)	(0.46)
Redemption fees collected (3)	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$16.01	$12.99	$11.56	$12.21
Total return (4,5)	23.69%	12.66%	(0.58)%	27.09	% (6)
Net assets, at end of year/period (000s)	$32,819	$6,547	$6,890	$2,916
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (7,8)	2.50%	3.38%	3.35%	3.17	% (9)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (7,8)	1.72%	1.92%	1.92%	2.07	% (9)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (7)	2.57%	3.31%	3.23%	2.90	% (9)
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (7)	1.80%	1.80%	1.80%	1.80	% (9)
Ratio of net investment income/(loss) to average net assets (10)	0.49%	0.11%	(0.03)%	1.52	% (9)
Portfolio Turnover Rate	34%	60%	70%	53	% (6)

(1)	The Fund commenced operations on January 9, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(3)	Represents less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(9)	Annualized.

(10)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	(1)

Net asset value, beginning of year/period	$8.77	$9.49	$10.15	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.05	0.25	0.21	0.11	0.34
Net realized and unrealized gain/(loss) on investments	0.55	(0.68)	(0.28)	0.32	(0.26)
Total from investment operations	0.60	(0.43)	(0.07)	0.43	0.08
Less distributions from:
Net investment income	—	(0.28)	(0.31)	(0.16)	(0.19)
Net realized gains	—	(0.01)	(0.28)	—	(0.01)
Total distributions	—	(0.29)	(0.59)	(0.16)	(0.20)
Redemption fees collected (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$9.37	$8.77	$9.49	$10.15	$9.88
Total return (4,5)	6.84%	(4.49)%	(0.69)%	4.37%	0.83	% (6)
Net assets, at end of year/period (000s)	$706	$1,017	$1,316	$2,178	$1,754
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	1.93%	1.21%	0.88%	3.72%	14.24	% (9)
Ratio of net expenses to average net assets (8,10)	0.85%	0.85%	0.86%	1.13%	1.75	% (9)
Ratio of net investment income to average net assets (8)	0.51%	2.87%	2.02%	1.10%	4.10	% (9)
Portfolio Turnover Rate	63%	131%	19%	28%	21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Does not include expenses of underlying funds.

(9)	Annualized.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	(1)

Net asset value, beginning of year/period	$8.78	$9.50	$10.17	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.06	0.24	0.39	0.23	0.42
Net realized and unrealized gain/(loss) on investments	0.56	(0.64)	(0.43)	0.23	(0.32)
Total from investment operations	0.62	(0.40)	(0.04)	0.46	0.10
Less distributions from:
Net investment income	—	(0.31)	(0.35)	(0.18)	(0.20)
Net realized gains	—	(0.01)	(0.28)	—	(0.01)
Total distributions	—	(0.32)	(0.63)	(0.18)	(0.21)
Redemption fees collected (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$9.40	$8.78	$9.50	$10.17	$9.89
Total return (4,5)	7.06%	(4.19)%	(0.44)%	4.73%	1.04	% (6)
Net assets, at end of year/period (000s)	$2,953	$4,365	$16,525	$15,654	$1,914
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	1.69%	0.96%	0.63%	2.25%	17.34	% (9)
Ratio of net expenses to average net assets (8,10)	0.60%	0.60%	0.61%	0.72%	1.50	% (9)
Ratio of net investment income to average net assets (8)	0.64%	2.92%	3.77%	2.29%	4.98	% (9)
Portfolio Turnover Rate	63%	131%	19%	28%	21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Does not include expenses of underlying funds.

(9)	Annualized.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris Multi-Strategy Alternative Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	(1)

Net asset value, beginning of year/period	$8.79	$9.51	$10.17	$9.89	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.05	0.37	0.28	0.20	0.10
Net realized and unrealized gain/(loss) on investments	0.55	(0.79)	(0.34)	0.24	(0.02)
Total from investment operations	0.60	(0.42)	(0.06)	0.44	0.08
Less distributions from:
Net investment income	—	(0.29)	(0.32)	(0.16)	(0.18)
Net realized gains	—	(0.01)	(0.28)	—	(0.01)
Total distributions	—	(0.30)	(0.60)	(0.16)	(0.19)
Redemption fees collected (3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$9.39	$8.79	$9.51	$10.17	$9.89
Total return (4,5)	6.83%	(4.40)%	(0.62)%	4.51%	0.85	% (6)
Net assets, at end of year/period (000s)	$18,461	$23,376	$27,382	$33,961	$131
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (7,8)	1.96%	1.21%	0.88%	2.26%	18.73	% (9)
Ratio of net expenses to average net assets (8,10)	0.85%	0.85%	0.86%	0.82%	1.75	% (9)
Ratio of net investment income to average net assets (8)	0.55%	3.80%	2.73%	1.98%	1.21	% (9)
Portfolio Turnover Rate	63%	131%	19%	28%	21	% (6)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3)	Less than $0.01 per share.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8)	Annualized for periods less than one full year.

(9)	Does not include expenses of underlying funds.

(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2017

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (“Opportunistic Real Estate”) (formerly known as Altegris/AACA Real Estate Long Short Fund) and Altegris Multi-Strategy Alternative Fund (“Multi-Strategy Alternative”) (each, a “Fund” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Opportunistic Real Estate commenced operations on January 9, 2014. Multi-Strategy Alternative commenced operations on February 28, 2013.

Fund	Primary Objective
Opportunistic Real Estate	Total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies
Multi-Strategy Alternative	Long term capital appreciation and absolute returns

The Funds offer Class A, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more each Fund’s Class A shares will not pay any initial sales charge on the purchase however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Funds with Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2017 for each Fund’s assets and liabilities measured at fair value:

Opportunistic Real Estate

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$344,410,330	$—	$—	$344,410,330
Preferred Stock	25,390	—	—	25,390
Total Assets	$344,435,720	$—	$—	$344,435,720

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$20,564,209	$—	$—	$20,564,209
Exchange Traded Funds	36,789,400	—	—	36,789,400
Total Liabilities	$57,353,609	$—	$—	$57,353,609

Multi-Strategy Alternative

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$20,430,875	$—	$—	$20,430,875

The Funds did not hold any Level 3 securities during the year. There were no transfers between any levels during the year. It is each Fund’s policy to recognize transfers between levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Each Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

Any Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually for Multi-Strategy Alternative. Dividends from net investment income are declared and distributed quarterly for Opportunistic Real Estate. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2014 to December 31, 2016, or expected to be taken in the Funds’ December 31, 2017 year-end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, and any foreign jurisdiction where each Fund makes significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if a Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. That Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against that Fund have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for each Fund from sales of investments, other than short-term investments, for the year ended December 31, 2017 were as follows:

			Purchases Sold	Sales sold
Fund	Purchases	Sales	Short	short
Opportunstic Real Estate	$234,583,793	$78,444,418	$23,391,899	$62,894,130
Multi-Strategy Alternative	15,051,398	23,532,104	—	—

During the normal course of business, each Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by each Fund. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which each Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

exchange control programs and policies of governments, and national and international political and economic events and policies. Each Fund may be exposed to market risk on derivative contracts if the Fund is not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in each Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that a Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. A Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result a Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. Each Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: Each Fund may invest in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, a Fund exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of that Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. A Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. Each Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Funds may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. A Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Each Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, a Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, a Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. A Fund realizes a gain if the value of the contract increases between those dates. A Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. A Fund also is exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended December 31, 2017:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Option contracts written	Net change in unrealized appreciation/(depreciation) on option contracts written

The following is a summary of each applicable Fund’s realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2017:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
				Total for the year
	Equity	Interest	Currency	ended December 31,
Derivative Investment type	Contracts	Contracts	Contracts	2017
Opportunistic Real Estate
Options contracts written	705,896	—	—	705,896
Purchased options (1)	8,017	—	—	8,017
Total	$713,913	$—	$—	$713,913

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of Operations
	Equity	Equity	Foreign Exchange	Total for the year ended
	Contracts	Contracts	Contracts	December 31, 2017
Opportunistic Real Estate
Written options	$779	$—	$—	$779

(1)	Purchased options contracts are included in net realized gain/(loss) from unaffiliated investment in the Statement of Operations.

As of December 31, 2017 the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, L.L.C., serves as each Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of each Fund, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of each Fund. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, which are subject to review and approval by the Board. In general, the Advisor’s duties include setting the Funds’ overall investment strategies and asset allocation as well as hiring and supervising sub-advisers. The Advisor allocates portions of Opportunistic Real Estate’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on each Fund’s average daily net assets. Opportunistic Real Estate is computed at the annual rate of 1.30%. For the portion of Multi-Strategy Alternative net assets that are not invested in other funds advised by the Advisor will pay the Advisor an annual management fee equal to 1.50% of the average daily net assets so allocated. However, per the terms of the Advisory Agreement, in no case will Multi-Strategy Alternative directly pay the Advisor a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Multi-Strategy Alternative’s total average daily net assets on the first $1 billion, 0.93% on net assets greater than $1 billion and less than or equal to $1.5 billion, 0.86% on net assets greater than $1.5 billion and less than or equal to $2 billion, 0.79% on net assets greater than $2 billion and less than or equal to $2.5 billion, 0.72% on net assets greater than $2.5 billion and less than or equal to $3 billion and 0.65% on net assets greater than $3 billion. Pursuant to the investment advisory agreement, the Advisor accrued $2,667,077 and $251,210 for Opportunistic Real Estate and Multi-Strategy Alternative, respectively, for the year ended December 31, 2017.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Funds (the “Expense Limitations”). Pursuant to the Expense Limitations, Opportunistic Real Estate Operating Expenses will not exceed 1.80%, 1.55% and 1.80% through December 31, 2018 of the daily average net assets attributable to each of the Class A, Class I and Class N shares, respectively. Multi-Strategy Alternative will not exceed 0.85%, 0.60% and 0.85% through December 31, 2018 of the average net assets attributable to Class A, Class I and Class N shares, respectively.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2017, expenses of $276,698 for Multi-Strategy Alternative were waived by the Advisor. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Opportunistic Real Estate		Multi-Strategy Alternative
Dec-17	$154,841	Dec-17	$23,355
Dec-18	119,892	Dec-18	10,537
Dec-19	78,316	Dec-19	63,073
Dec-20	—	Dec-20	276,698
	$353,049		$373,663

For the year ended December 31, 2017, the Advisor recaptured $134,803 of previously waived fees for Opportunistic Real Estate.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

For the year ended December 31, 2017, $23,355 of fees available for recapture have expired for Multi-Strategy Alternative.

The Trust has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended December 31, 2017, pursuant to the Plans, Opportunistic Real Estate Class A and Class N shares paid $22,319 and $52,372, respectively. Multi-Strategy Alternative Class A and Class N shares paid $2,022 and $51,802, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the year ended December 31, 2017, for Opportunistic Real Estate, the Distributor received $172,565 in underwriting commissions for sales of Class A, of which $25,783 was retained by the principal underwriter. For Multi-Strategy Alternative, the Distributor received $75 in underwriting commissions for sales of Class A, of which $12 was retained by the principal underwriter.

Collectively the Funds are part of Altegris mutual fund family (“the Family”). In addition to the Funds, the Family also is comprised of: Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, and Altegris GSA Trend Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by each Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from each Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from each Fund.

5.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund in which the short-term redemption fee occurs. For the year ended December 31, 2017, Opportunistic Real Estate Class A, Class I, and Class N assessed redemption fees in the amounts of $254, $4,754 and $2,403, respectively. For the year ended December 31, 2017, Multi-Strategy Alternative Class A, Class I, and Class N assessed redemption fees in the amounts of $10, $0, and $192, respectively.

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

For the year ended December 31, 2017:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
AACA Real Estate	$907,234	$—	$331,908	$1,239,142
Multi-Strategy	—	—	—	—

For the year ended December 31, 2016:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
AACA Real Estate	$90,527	$6,007	$348,176	$444,710
Multi-Strategy	963,901	46,165	—	1,010,066

As of December 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
AACA Real Estate	$—	$—	$(92,052)	$(1,638,687)	$—	$58,328,787	$56,598,048
Multi-Strategy	140,253	—	—	(3,339,901)	—	745,141	(2,454,507)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships and C-corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Altegris/AACA Opportunistic Real Estate Fund incurred and elected to defer such capital losses of $92,052.

At December 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
AACA Real Estate	$245,969	$1,392,718	$1,638,687
Multi-Strategy	331,919	3,007,982	3,339,901

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and adjustments for tax return updates, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
AACA Real Estate	$(340,725)	$319,040	$21,685
Multi-Strategy	—	—	—

Altegris Mutual Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2017

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

Multi-Strategy Alternative currently invest a portion of its assets in CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class. CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class are each registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of Multi-Strategy Alternative may be directly affected by the performance of the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class. The financial statements of the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2017 the percentage of Multi-Strategy Alternative’s net assets invested in the CRM Long/Short Opportunities Fund and Western Asset Macro Opportunities Fund – Institutional Class was 27.4% and 32.0%, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements except as noted below.

On February 8, 2018, the Board, based on the recommendation of the Advisor, determined that it was in the best interests of the Multi-Strategy Alternative Fund and its shareholders that the Fund cease operations. The Board has determined to close the Multi-Strategy Alternative Fund and redeem all outstanding shares on March 29, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of The Northern Lights Fund Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Altegris/AACA Opportunistic Real Estate Fund (formerly known as Altegris/AACA Real Estate Long Short Fund) and Altegris Multi-Strategy Alternative Fund (the “Funds”), including the portfolios of investments as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights of each of the Funds present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for Altegris/AACA Opportunistic Real Estate Fund for the year ended December 31, 2014, and Altegris Multi- Strategy Alternative Fund for the years ended December 31, 2014 and December 31, 2013 were audited by other auditors whose reports, dated February 27, 2015 expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February, 28 2018

We have served as the auditor of one or more Altegris Funds investment companies since 2014.

Altegris Mutual Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2017

As a shareholder of the Altegris Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning July 1, 2017 and ended December 31, 2017.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to any of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	7/1/2017	12/31/2017	7/1/2017 - 12/31/2017
Altegris/AACA Opportunistic Real Estate Fund
Class A	1.80%	$1,000.00	$1,119.00	$9.61
Class I	1.55%	$1,000.00	$1,120.40	$8.28
Class N	1.80%	$1,000.00	$1,118.90	$9.61
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$1,041.10	$4.37
Class I	0.60%	$1,000.00	$1,042.10	$3.09
Class N	0.85%	$1,000.00	$1,041.00	$4.37

	Annualized *	Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Expense Ratio	Value	Value	Period *
(5% return before expenses)		7/1/2017	12/31/2017	7/1/2017 - 12/31/2017
Altegris/AACA Real Estate Long Short Fund
Class A	1.80%	$1,000.00	$1,016.13	$9.15
Class I	1.55%	$1,000.00	$1,017.39	$7.88
Class N	1.80%	$1,000.00	$1,016.13	$9.15
Altegris Multi-Strategy Alternative Fund
Class A	0.85%	$1,000.00	$1,020.92	$4.33
Class I	0.60%	$1,000.00	$1,022.18	$3.06
Class N	0.85%	$1,000.00	$1,020.92	$4.33

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). Altegris Multi-Strategy Alternative Fund excludes expenses of underlying funds in which Altegris Multi-Strategy Alternative Fund invests.

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2017

Altegris Advisors, LLC – Adviser to Altegris Futures Evolution, Altegris Multi and Altegris Real Estate

In connection with the regular meeting held on August 22-23, 2017 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris Futures Evolution Strategy Fund, Altegris Multi-Strategy Fund, and Altegris/AACA Opportunistic Real Estate Fund, (collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Service.

The Trustees noted that Altegris was founded in 2002 and managed approximately $2.2 billion in assets. They further noted that the firm specialized in sourcing and evaluating a wide range of alternative investment strategies and managers. The Trustees remarked positively on the educational and professional backgrounds of the firm’s key investment personnel responsible for servicing the Altegris Funds. They observed a robust investment team with multi-faceted asset management and financial industry experience supported by dedicated teams providing research, compliance, legal, operations and marketing to the Funds. The Trustees expressed satisfaction with the adviser’s recent restructuring, which included the addition of an experienced Executive Chairman, Chief Compliance Officer and Chief Operating Officer.

The Trustees noted that the adviser’s investment team applied a rigorous due diligence process to source, evaluate and select managers for each strategy. The Trustees observed that the adviser provided ongoing supervision of managers with a comprehensive process that monitored performance characteristics and compliance with each Fund’s investment limitations. The Trustees found that the adviser continued to be fully engaged with its sub-advisers and fully abreast of the strategies employed by each sub-adviser. The Trustees expressed satisfaction with the culture and direction of the adviser under its new management and the adviser’s continued commitment to enhance resources. The Trustees concluded that the adviser should continue to provide a high level of quality service to the Altegris Funds to the benefit of shareholders.

Performance.

Altegris Futures Evolution. The Trustees noted the Fund’s objective of long term capital appreciation and its current five-star Morningstar rating. They observed that the Fund ranked at the top of its Morningstar category and consistently out-performed comparable funds over the five-year and since-inception periods. In the three-year period, the Trustees discussed that the Fund was highly ranked by Morningstar as the Fund outperformed the benchmark, peer group median and the Managed Futures Morningstar category median. They observed that its sustained outperformance over the three-, five- and since-inception periods led to a more favorable Sharpe ratio, which demonstrated an excellent return over risk. However, the Trustees observed that in the last year, the Fund had dropped from the top quartile to

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

the third quartile of its category due to volatility in the markets. After further discussion, the Trustees reasoned that the strategy had performed well over the life of the Fund.

Altegris Multi. The Trustees noted the Fund’s objective of seeking long-term capital appreciation and absolute returns and the Fund’s three-star Morningstar ranking. They observed that over the one-year and since-inception periods, the Fund had lagged its benchmark, as well as the median of the Multialternative Morningstar category and its peer group. The Trustees noted that the Fund had performed better in the three-year period, outpacing the peer group median and benchmark, while it still lagged behind its category median. The Trustees considered that the adviser believed this underperformance was due to an overemphasis on managed futures, which, as an asset class, had in recent years lagged behind other asset classes in performance. The Trustees noted that the Fund continued to have slightly positive performance in all time periods reported and that the adviser had implemented the strategy as it was designed.

Altegris Real Estate. The Trustees discussed the Fund’s objective to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies and the Fund’s five-star Morningstar ranking. The Trustees recognized the Fund’s stellar performance in all time periods reported. They noted that the Fund ranked first in every category in all time periods except one, and reasoned that even in that time period, its standard deviation was lower than that of other comparable funds. The Trustees observed that since inception, the Fund had consistently achieved over 12% returns and in the last year, the Fund achieved 24% returns with the best Sharpe ratio in its category. The Trustees agreed that the Fund’s outperformance of comparable funds had been substantial even during a positive real estate environment.

Fees and Expenses.

Altegris Futures Evolution. The Trustees reviewed the Fund’s advisory fee of 1.50% and considered the fee relative to the fees charged by funds in its peer group and Morningstar category. They acknowledged that the Fund’s fee was slightly higher than the Morningstar category median of 1.25% but in line with the peer group median and well within the range of fees charged by both comparison groups. They discussed the Fund’s net expense ratio of 1.69%, noting that it was slightly higher than the category median of 1.64% and in line with the peer group median. They discussed the nature of the Fund’s unique strategy and agreed that these factors might have affected expenses. After further discussion, upon consideration of the totality of the circumstances, the Trustees concluded that the advisory fee was not unreasonable.

Altegris Multi. The Trustees noted the adviser charged an advisory fee of 0.04% on assets invested in affiliated funds and 1.50% on other assets, subject to a contractual maximum fee of 1.00%. The Trustees noted that, as in past years, the adviser continued to average a total fee of 0.04%. They noted that the contractual maximum fee of 1.00% was higher than the peer group and category averages. The Trustees considered the adviser’s explanation that many funds within the peer group were not funds-of-funds, but rather were multi-managed funds; and that as a fund-of-funds, the majority of the expenses of the Fund, as reflected in the net expense ratio, were the fees of affiliated underlying funds in which the Fund invests. They reviewed the Fund’s net expense ratio, noting that it was higher than the peer group range and Morningstar category average, but within the range of the Morningstar category. They reviewed the nature of the adviser’s strategy and the expenses involved in its execution and after discussion, the Trustees concluded that the advisory fee was not unreasonable.

Altegris Real Estate. The Trustees noted the adviser charged an advisory fee of 1.30%. The Trustees reviewed the fees of funds in its peer group and Morningstar category noting that the stated advisory fee was higher than the peer group and Morningstar category averages. They considered the

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

adviser’s assertion that a majority of the peer group funds were single-strategy, single-manager funds that executed long-only portfolios. After discussion, they agreed that the costs associated with running a strategy of both long and short positions warranted a higher fee than a long-only strategy and provided value to shareholders. They also noted that the Fund’s net expense ratio was the highest of both its peer group and the Morningstar category. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Futures Evolution. The Trustees considered whether the adviser had benefited from economies of scale in the management of the Fund. They noted the adviser had previously agreed to breakpoints in the advisory fee at certain established asset levels. The Trustees noted that the Fund had not yet reached an asset level sufficient for the implementation of a breakpoint. The Trustees noted that the adviser anticipated reaching a breakpoint in 2019. After discussion, it was the consensus of the Trustees that the current breakpoints were acceptable, and an effective way to share economies of scale with shareholders.

Altegris Multi. The Trustees considered whether the adviser had benefited from economies of scale in the management of the Fund. They noted the adviser had previously agreed to breakpoints in the maximum advisory fee at certain established asset levels. The Trustees noted that the Fund had not yet reached an asset level sufficient for the implementation of a breakpoint. After discussion, it was the consensus of the Trustees that the current breakpoints were acceptable, and an effective way to share economies of scale with shareholders.

Altegris Real Estate. The Trustees noted the absence of breakpoints at this time. They also discussed the fact that the adviser had waived a portion of its fees during the previous year. The Trustees noted that the adviser was willing to discuss breakpoints at $500 million of assets. After discussion, it was the consensus of the Trustees that based on current size of the Fund, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability.

Altegris Futures Evolution. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser indicated it realized a solid profit over the previous year in connection with its relationship with the Fund. They discussed the adviser’s assertion that it dedicated substantial time and resources to serving the Fund, and after discussion concluded that the adviser’s level of profit was not excessive.

Altegris Multi. The Trustees reviewed a profitability analysis provided by the adviser. They noted that the adviser realized a net loss over the previous year in connection with its relationship with the Fund. After discussion, the Trustees concluded that excessive profitability was not a concern at this time.

Altegris Real Estate. The Trustees reviewed a profitability analysis provided by the adviser. They noted that the adviser realized a modest profit over the previous year, both in percentage and actual dollars realized, in connection with its relationship with the Fund. After discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Conclusion.

Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

counsel, the Trustees concluded that the fee structure was reasonable and that renewal of the advisory agreement was in the best interests of the shareholders of Altegris Futures Evolution, Altegris Multi and Altegris Real Estate.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

Altegris Mutual Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* Born in 1969	Trustee Since 2013***	Chief Executive Officer, Fusion IQ (since 2017); President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2017, the Trust was comprised of 88 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-524-9441.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	80 Arkay Drive, Suite 110
La Jolla, CA 92037	Hauppauge, New York 11788

Altegris/AACA Real Estate Opportunistic
Fund
SUB-ADVISORS
American Assets Capital Advisers, LLC
11455 El Camino Realm Suite 140
San Diego, CA 92130

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Mark Taylor, Anthony Hertl, and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Taylor, Mr. Hertl and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $37,130

2016 - $36,050

(b)	Audit-Related Fees

2017 - None

2016 - None

(c)	Tax Fees

2017 - $9,630

2016 - $8,754

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2017
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $9,630

2016 - $8,754

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 3/9/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 3/9/18